Cronos Group Inc. Announces Results of 2022 Annual Meeting of Shareholders
TORONTO, June 24, 2022 (GLOBE NEWSWIRE) -- Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos” or the “Company”) announces that at its Annual Meeting of Shareholders held on June 23, 2022 (the “Meeting”) shareholders voting in person or by proxy held in total 265,763,587 common shares of the Company, representing 70.76% of the total number of common shares of the Company outstanding.
Each of the directors listed as a nominee in the Company’s proxy statement dated April 29, 2022 (the “Proxy Statement”) was elected as a director of the Company, with each director receiving in excess of 91.6% of the votes cast in favor of his or her election. The detailed results of the vote for the election of directors are as follows:

Name of Director	Number of Shares Voted For	Percentage of Shares Voted For	Number of Shares Withheld from Voting	Percentage of Shares Withheld from Voting
Jason Adler	191,194,336	92.14%	16,307,599	7.85%
Kendrick Ashton, Jr.	205,094,214	98.83%	2,407,721	1.16%
Jody Begley	193,224,325	93.11%	14,277,610	6.88%
Murray Garnick	193,608,672	93.30%	13,893,263	6.69%
Michael Gorenstein	195,779,852	94.35%	11,722,083	5.64%
Heather Newman	193,681,397	93.33%	13,820,538	6.66%
James Rudyk	190,147,187	91.63%	17,354,748	8.36%

Shareholders also approved an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, with 95.02% of votes cast in favor of such resolution, and approved the re-appointment of KPMG LLP as the Company’s independent auditors.
For complete results on all matters voted on at the Meeting, please see the Report of Voting Results filed on the Company’s SEDAR profile at www.sedar.com and the Company’s Form 8-K filed on EDGAR at www.sec.gov/edgar.
About Cronos
Cronos is an innovative global cannabinoid company committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos is building an iconic brand portfolio. Cronos’ diverse international brand portfolio includes Spinach®, PEACE NATURALS®, Lord Jones®, Happy Dance® and PEACE+™. For more information about Cronos and its brands, please visit: thecronosgroup.com.
Forward-looking Statements
This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking

Statements contained in this press release include the Company's intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, both of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.
Cronos Contact
Shayne Laidlaw
Tel: (416) 504-0004
investor.relations@thecronosgroup.com